UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2010

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PROPELL CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-53488	26-1856569
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

336 Bon Air Center, No. 352

Greenbrae, CA  94904

 (Address of Principal Executive Office) (Zip Code)

(415) 747-8775

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.        Termination of a Material Definitive Agreement.

Propell’s contemplated merger with Designbyhumans.com did not close by the September 15, 2010, the deadline defined in the Merger Agreement, due to a delay in obtaining required financing and as such the agreement terminated. The Company’s financing efforts are continuing and Propell plans to resume merger negotiations when such financing is consummated. Since the original contract is no longer in effect, Propell expects to renegotiate the terms of the contract at that time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2010	PROPELL CORPORATION

	By:	/s/ Edward Bernstein
	Name:	Edward Bernstein
	Title:	Chief Executive Officer